EXHIBIT 10.12


                           CONSTRUCTION LOAN AGREEMENT


                                January 25, 1999



Surrey, Inc.
13110 Trails End Road
Leander, Texas 78641
Attn: Mark van der Hagen

         Re: Chase Bank of Texas, National Association $400,000.00 Advance/Term Loan to Surrey, Inc.

Dear Mr. van der Hagen:

                                    RECITALS

         Reference is hereby made to that certain promissory note of even date herewith (the "Advance/Term Note") executed by Surrey, Inc. (the "Borrower"), payable to the order of Chase Bank of Texas, National Association (the "Lender"), a national banking association, in the original principal sum of $400,000.00. The Advance Term Note has been issued pursuant to the terms of the Loan Agreement (as amended, the "Loan Agreement") between Borrower and Lender dated on or about April 8, 1998 and is the $400,000.00 Advance/Term Note described in the Loan Agreement. This Agreement is the Phase II Construction Loan Agreement referenced in the Loan Agreement. The Advance/Term Note shall be governed by the terms of the Loan Agreement, although the provisions of this Agreement shall control with respect to advances under the Advance/Term Note. Capitalized terms used herein which are not otherwise defined shall have the same meaning here as in the Loan Agreement.

         The Advance/Term Note shall be secured, among other security, by the security provided for in the Loan Agreement, including without limitation the Deed of Trust and the Security Agreement. The Deed of Trust covers and affects, among other property, certain real property (the "Property") in Travis County, Texas, more particularly described in Exhibit A attached hereto, together with all improvements now or hereafter located on the Property.

         The proceeds to be advanced under and evidenced by the Advance/Term Note shall be used solely to (a) reimburse the Borrower for up to $80,449.94 of the costs incurred by the Borrower in the construction of the "candle room" located on the Property, (b) to pay up to eighty percent (80%) of the costs and expenses of construction of the approximately 14,000 square feet of additional office/warehouse space, renovation of existing office/warehouse space and other related

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improvements to the new and existing space (collectively the "Improvements") to be constructed to the Borrower's existing manufacturing facilities located on the Property and (c) to pay up to eighty percent (80%) of the Lender-approved closing costs incurred by the Borrower in connection with these transactions. All of such proceeds shall be applied in accordance with a schedule to be approved in writing by the Borrower and the Lender (the "Approved Budget"). Such schedule shall contain a sufficiently detailed listing of the reimbursement costs to the Borrower for the candle room and all such construction expenses and costs for each item of work or material required to construct the Improvements in accordance with the approved plans and specifications therefor, together with all other professional fees and expenses for governmental permits.

         The Improvements shall be constructed by Bruce Van Waes d/b/a Van & Van Austin, as contractor (the "Contractor"), and are contemplated in the construction contract (the "Construction Contract") executed or to be executed by and between the Contractor and the Borrower. The Improvements shall be constructed in accordance with the plans and specifications (the "Plans and Specifications") for such Improvements prepared by the Contractor, a copy of which has been or will be furnished to and approved by the Lender. The Lender may, at its option, retain a person or entity acceptable to the Lender (the "Inspector"), at the Borrower' expense, for the purpose of approving the Construction Contract and the Plans and Specifications; verifying the Approved Budget; performing inspections as construction progresses to verify that the Improvements are being constructed to completion in a manner satisfactory to the Lender and in accordance with the approved Plans and Specifications; certifying that the amount of each advance included in a Construction Request for Advance (as defined below) does not exceed the value of the work completed less prior advances and required retainage; certifying that the undisbursed Advance/Term Note proceeds (together with other designated and escrowed sources of funds) are sufficient to complete all of the Improvements; and performing such other consulting tasks as the Lender shall direct from time to time.

         This Agreement evidences certain agreements among the parties regarding the loans to be evidenced by the Advance/Term Note, including without limitation, advances of funds to be made by the Lender against the Advance/Term Note.


                    ADVANCE PROCEDURE UNDER ADVANCE/TERM NOTE

         Subject to the provisions of this Agreement, from time to time before the date six (6) months from the date hereof, the Lender will advance funds under the Advance/Term Note directly to the Borrower. The funds to be so advanced will aggregate up to $400,000.00, shall be used solely to (a) reimburse the Borrower for up to $80,449.94 of the costs incurred by the Borrower in the construction of the "candle room" located on the Property, (b) pay up to eighty percent (80%) of the costs to construct the Improvements, and (c) pay up to eighty percent (80%) of the Lender-approved closing costs incurred by the Borrower in connection with these transactions and shall constitute loan proceeds evidenced by the Advance/Term Note, with interest on the Advance/Term Note being

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computed with respect to each advance from the date of the advance.
Notwithstanding any contrary provision contained in this Agreement or in any other Credit Documents, in no event whatsoever will the amount of funds to be advanced under the Advance/Term Note for the construction of the Improvements and the payment of the Borrower's closing costs be allowed to exceed (as determined by the Lender) the lesser of (a) eighty percent (80%) of the cost to construct the Improvements plus eighty percent (80%) of the Lender-approved closing costs, or (b) $319,550.06.

         The aggregate amount to be advanced under the Advance/Term Note for construction of the Improvements constitutes only a portion of the total projected costs to construct the Improvements thereon. As of today's date, an additional sum of $76,012.61 , in addition to amounts available under the Advance/Term Note, will be required to be paid directly by the Borrower. Such additional amounts must be funded and paid out-of-pocket directly by the Borrower prior to Lender having any obligation to advance any proceeds of the Advance/Term Note for the construction of the Improvements. As a condition to receiving any advances of funds under the Advance/Term Note, the Borrower will be required to furnish the Lender with paid invoices and other satisfactory evidence to confirm that such equity funds have been paid by the Borrower and to confirm which Approved Budget items have been paid by the Borrower with such equity funds.

         Each request for an advance under the Advance/Term Note ("Construction Request for Advance") to pay for construction of the Improvements, shall be submitted to the Lender in writing substantially in the form of the Construction Request for Advance attached to this Agreement as Exhibit B and hereby made a part hereof. Each Construction Request for Advance shall be accompanied by vouchers and invoices satisfactory to the Lender for all labor and materials for which payment is requested and by such other supporting evidence as the Lender may require. The Lender reserves the right to delay the time of advancing any funds requested under a Construction Request for Advance if it determines that such delay is necessary or prudent to protect its rights, interests or security. In those instances where a Construction Request for Advance covers amounts to be paid to Contractor, it shall also be accompanied by an Application and Certificate for Payment in the form of Exhibit C attached to this Agreement and hereby made a part hereof, reflecting that, as to all such Applications and Certificates for Payment other than for final payment of retainage after completion of the Improvements, retainage of at least 10% of the amount of the "total completed and stored to date" has been deducted in calculating the "current payment due", duly sworn to and executed by the Contractor and duly executed and certified by the Inspector (if required by the Lender) and the Borrower. In addition, Lender absolutely reserves the right to retain such additional funds as Lender is required to retain by law or which Lender determines in its sole discretion are necessary to satisfy itself that there will be no unpaid claims for labor or materials. Lender reserves the right to retain such funds for such length of time as Lender may deem necessary to satisfy itself that there will be no unpaid claims for labor or materials. (It is understood that Lender shall have no duty to Borrower or to anyone else to delay the time of advancing any funds or to retain any funds for any period, and that Lender shall have no duty or obligation to Contractor to pay Contractor, make any other payments or advances to Borrower, Contractor or anyone else or

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in any other way to pay or protect Contractor, and all such acts by Lender shall be solely for its own benefit and satisfaction.)

         Within five (5) business days after receipt of a proper Construction Request for Advance and approval thereof by the Inspector (if required by the Lender) and the Lender, the Lender agrees with the Borrower that the Lender will advance the amount requested (net of retainage), provided that all terms of this Agreement are complied with and all conditions to that advance have been satisfied. In any event, the Lender shall not be required to make more than one
(1) advance under the Advance/Term Note per calendar month.

                             CONDITIONS TO ADVANCES

         The Lender shall have no obligation to make any advance under the Advance/Term Note unless simultaneously with or before the advance:

         1. The Lender has received and approved, in its discretion, all written evidence required by the Lender confirming (a) the absence of any hazardous materials on or under the Property and (b) that the current status of the Property does not violate any applicable laws relating to health or the environment.

         2. The Lender has received and approved of the Approved Budget for construction of the Improvements.

         3. For any advance other than the advance to reimburse the Borrower for a portion of the costs associated with the construction of the candle room, the Lender has received a Construction Request for Advance for a advance under the Advance/Term Note, in the form, signed and with supporting materials, as required above.

         4. For any advance to reimburse the Borrower for a portion of the costs associated with the construction of the candle room, the Lender has received and approved (a) an Affidavit of Bills Paid (in form and substance satisfactory to the Lender) from the general contractor for construction of the candle room and any subcontractors from whom the Lender requests such an affidavit in order to satisfy the Lender that the construction of the candle room has been completed lien-free and that the costs of all materials furnished and labor performed in connection therewith have been paid in full, and (b) an executed Certificate of Acceptance from the Borrower (in form and substance satisfactory to the Lender) whereby the Borrower accepts the candle room as substantially completed in accordance with the plans and specifications therefor and acknowledges that it has received no notice of any claim for unpaid construction costs with respect to the candle room.

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         5.       The Lender has received and approved: (i) a copy of the Plans and Specifications, satisfactory in all respects to the Lender and the Inspector (if required by the Lender), for complete construction of the Improvements, initialed by the Borrower and the Contractor to evidence their approval, (ii) a Contractor/Lender Agreement (the "Contractor/Lender Agreement") executed by the Contractor in the form required by the Lender and (iii) a Design Professional/Lender Agreement (the "Design Professional/Lender Agreement") executed by any architect, engineer or design professional (other than Contractor) engaged by the Borrower in connection with the construction of the Improvements in the form required by the Lender. (The Lender's review and approval of all such materials referred to in items (3), (4) and (5) above and this paragraph shall be solely for its own benefit.)

         6. The Lender is satisfied that all subcontractors and all bills incurred for labor and materials in connection with the construction of the Improvements are being currently paid the entire amount then due (less only any applicable retainage).

         7. Except for work for which the Lender has been provided lien waivers in the form required by the Lender, the Borrower hereby warrants to the Lender that no materials have been or will be furnished nor labor performed for the construction of the Improvements before the signing, notary, acknowledgment, delivery and recording of the Deed of Trust.

         8. The Lender is satisfied that the unadvanced proceeds under the Advance/Term Note available to be advanced to pay for the construction of the Improvements, together with the requisite equity funds to be paid directly by the Borrower, will be sufficient to pay for the completion of all of the Improvements in accordance with the Plans and Specifications therefor, the Approved Budget and all legal requirements which apply to the Property; or if such proceeds and equity funds are not adequate, additional funds are deposited by the Borrower with the Lender in order to provide sufficient funds to complete the Improvements in accordance with the Plans and Specifications and all legal requirements which apply to the Property.

         9. The Lender is satisfied, in its reasonable determination, that the Improvements are being constructed on schedule to be completed no later than July 1, 1999 and in accordance with the Plans and Specifications and applicable law. (It is understood, however, that the Lender shall have no duty to the Borrower or anyone else to make any inspection or determination regarding construction, and all such inspections, if any, shall be solely for the Lender's own benefit and satisfaction).

         10. After the location of any foundation for the Improvements has been established and staked on the ground and before any such foundation is poured, the Lender shall have been provided with a current survey of the Property by a state-licensed surveyor who is acceptable to the Lender. Such survey shall contain a surveyor's certificate

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                  satisfactory to the Lender and shall reflect that the location of the Improvements and all other improvements on the Property will be entirely within the boundary lines of the Property and will not encroach upon any flood plain or special flood hazard area, set-back line, easement, right-of-way or adjoining property or breach or violate any covenant, condition or restriction affecting the Property or any legal requirement, and that no adjoining structure encroaches upon the Property. Upon completion of the Improvements, if requested by the Lender, the Borrower shall provide the Lender with an updated "as-built" survey of the Property which meets the requirements set forth in this paragraph.

         11. The Lender is satisfied that each advance against the Advance/Term Note will be secured by a lien against the Property, all Improvements and all other personalty described in the Deed of Trust and the Security Agreement.

         12. The Lender is furnished a Mortgagee Title Insurance Policy (the "Title Policy") in Texas Standard Form in the full amount of the Advance/Term Note, issued by Heritage Title Company of Austin, Inc. to the Lender insuring that good and indefeasible fee simple absolute title to the Property is vested in the Borrower, insuring that the lien evidenced by the Deed of Trust is a valid lien, and containing only (a) the normal "pending disbursement" and "completion of improvements" exceptions and (b) such other exceptions as shall be previously approved by the Lender in writing. The form and substance of the Title Policy shall in all respects be satisfactory to the Lender. The Lender shall also have been furnished with legible copies of all instruments reflecting exceptions in the Title Policy.

         13. The Lender is furnished with such insurance coverage and policies or certificates as it requires from time to time, issued by companies acceptable to the Lender, including (without limitation) an original policy or certificate of fire and extended coverage insurance of the Improvements at least equal in amount to the replacement cost of the Improvements, with an endorsement naming the Lender as mortgagee insured and prohibiting policy cancellation or modification without 30 days' prior written notice to the Lender. (Builder's risk insurance will satisfy this requirement during actual construction only, provided that the Lender is named as mortgagee insured and the policy is in all respects satisfactory to the Lender.)

         14. If requested or required by the Lender, the Borrower shall have provided the Lender with satisfactory evidence, including without limitation, all certificates, licenses, zoning variances, permits and no action letters, that the Property, the Plans and Specifications for the Improvements and the actual construction of the Improvements have met and are meeting the approval of the appropriate architectural control committees (if any) and comply with any other law, ordinance, order, rule,

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                  regulation, restriction, zoning ordinance or other legal
                  requirements which apply to the Property.

         15. The Lender has received the following items, all properly executed, notarized, recorded (if necessary or required by the Lender) and otherwise completed to the satisfaction of the
                  Lender:

                  a.       The Advance/Term Note;

                  b.       The Deed of Trust;

                  c.       This Agreement;

                  d.       The Appraisal;

                  e.       The Approved Budget;

                  f.       The applicable Construction Request for Advance;

                  g.       The Title Policy;

                  h. The insurance certificates or policies required by the Credit Documents;

                  i. The survey(s) of the Property at the time required by this Agreement;

                  j.       The Construction Contract;

                  k. The final Plans and Specifications (acceptable to the Lender in all respects);

                  l. The approvals of the Plans and Specifications from all architectural control committees (if any) and all other persons and entities having the right to approve of such Plans and Specifications;

                  m. All applicable governmental building and site permits;

                  n. All other information required under the provisions of this Agreement or the other Credit Documents;

                  o. Any other papers which the Lender may reasonably require at any time.

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         16.      The Lender is satisfied that no Event of Default or Default has occurred.

         17. The Lender has received and approved of Affidavit and Lien Waiver/Subordination Agreements from each contractor and subcontractor who will be retained in connection with the construction of the Improvements, in form and substance satisfactory to the Lender.

         18. Prior to the final advance of retainage under the Advance/Term Note, the Lender shall have received the following, on or before the date of such advance, in form and substance satisfactory to the Lender:

                  a. If available, certificates of Occupancy issued by all appropriate governmental authorities for all portions of the Improvements;

                  b. If required by the Lender, an "as-built" current survey showing the location of the Improvements and complying with all other survey requirements stated above;

                  c. If available, a complete set of "as-built" plans and specifications for the Improvements certified as accurate by the Contractor;

                  d. An Affidavit of Bills Paid (in form and substance satisfactory to the Lender) from the Contractor and any subcontractors from whom the Lender requests such an affidavit in order to satisfy the Lender that the construction of the Improvements has been completed lien-free and that the costs of all materials furnished and labor performed in connection therewith have been paid in full; and

                  e. An executed Certificate of Acceptance from the Borrower (in form and substance satisfactory to the Lender) whereby the Borrower accept the Improvements as substantially completed in accordance with the approved plans and specifications therefor and acknowledges that it has received no notice of any claim for unpaid construction costs with respect to the Improvements.


                                EVENTS OF DEFAULT

         The occurrence of any of the following, if not cured within any applicable notice and/or cure period provided for in the Loan Agreement, shall be an Event of Default hereunder:

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         1.       Failure of the Borrower to perform, observe or comply with any of the terms, covenants, conditions or provisions of the Construction Contract.

         2. A survey of the Property shall show that any improvements located thereon are not entirely within the boundary lines of the Property or encroach upon any flood plain or special flood hazard area, set-back line, easement, right-of-way, street or adjoining property or that any legal requirement has been breached or that any adjoining structure encroaches upon the Property.

         3. The Inspector or an architectural firm of recognized standing shall at any time certify to the Lender in writing that the Improvements are not at the date of such certificate being constructed with reasonable diligence and/or in accordance with the Plans and Specifications and the Construction Contract.

         4. Failure of the Borrower to complete the construction of the Improvements in accordance with the Plans and Specifications and receive a Certificate of Occupancy (if available) therefor from the appropriate governmental authorities on or before July 1, 1999.

         5. Failure of Borrower to pay for and deliver to Lender within a reasonable time after completion of the Improvements, an endorsement to the Policy deleting all exceptions under such policy relating to (a) liens arising by reason of unpaid bills or claims for work performed or materials furnished in connection with the Improvements, and (b) the standard "pending disbursements" limitations to the Policy.

         6.       An Event of Default shall have occurred under the Loan
                  Agreement.

                    RIGHTS SUBSEQUENT TO AN EVENT OF DEFAULT

         At any time after an Event of Default which has not been waived by the Lender in writing or cured to the Lender's satisfaction, the Lender shall have the right, at its option, to exercise all rights and remedies available to the Lender under the Loan Agreement, the other Credit Documents and applicable law. In addition to these rights and remedies, upon the occurrence of (a) any Event of Default or (b) any Default, the commitment of the Lender (if then outstanding) to make advances against the Advance/Term Note shall cease until the Lender declares that all such Events of Default and Defaults have been cured to the Lender's satisfaction, or until the Lender shall have agreed in writing to fund despite the default or waived the default. The Lender may, at its option, continue or at any time recommence making one or more advances and in any case all advances by the Lender shall be deemed to have been made pursuant to a commitment (as such term is used and defined in the Uniform Commercial Code as enacted and in force in the State of Texas) and pursuant to this Agreement.

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                      OTHER AGREEMENTS AND REPRESENTATIONS

         1. The Borrower shall allow the Lender to place a sign on the Property indicating that the Lender is the lending institution with respect to the construction of the Improvements.

         2. The Borrower shall permit the Lender and its duly authorized agents free access to the Property and shall make available for audit and inspection by the Lender, at any time during regular business hours, all property, equipment, books or other records relating to the Property or construction of the Improvements.

         3. If the Lender determines at any time that the unadvanced proceeds under the Advance/Term Note (together with the initial requisite equity funds from the Borrower) will be insufficient to pay for the completion of the Improvements in accordance with the Plans and Specifications therefor and all legal requirements which apply to the Property, the Borrower shall deposit additional funds with the Lender in an amount satisfactory to the Lender to provide sufficient funds to complete the Improvements in accordance with the Plans and Specifications therefor and all legal requirements which apply to the Property. Upon such an event, the Lender shall not be obligated to make any further advances of funds under the Advance/Term Note until the Borrower shall have made such satisfactory arrangements to the Lender to provide such additional, sufficient funds.

         4. If the amount budgeted for any particular category of costs set forth in the Approved Budget is or will be insufficient to pay the actual or projected cost of such category, the Borrower shall make arrangements satisfactory to the Lender (which with the written permission of the Lender may include either reallocation of savings manifestly realized on completed portions of the Improvements to other Approved Budget categories or use of funds available under any contingency item of the Approved Budget) to provide sufficient funds to pay the difference between such actual or projected costs and the amount budgeted for such category in the Approved Budget. Until the Borrower has made satisfactory arrangements to the Lender to provide coverage for any such difference between actual or projected costs and the budgeted amount for any Approved Budget category, the Lender shall not be obligated to make any additional advances of funds under the Advance/Term Note.

         5. The Borrower shall not have the right to utilize any funds available under any contingency item of the Approved Budget or reallocate savings manifestly realized on completed portions of the Improvements to other Approved Budget categories without the prior written consent of the Lender.

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         6.       No material change will be made in the Plans and
                  Specifications without the prior written consent of the Lender. For purposes of this paragraph, a change shall not be considered a material change unless it alone or together with any other prior change (a) such change alone increases or decreases the contract price for, or other costs in respect of construction of the Improvements, by more than $5,000.00, (b) such change, together with all other changes, increases or decreases the contract price for, or other costs in respect of construction of the Improvements by more than $20,000.00, (c) extends or is likely to extend (in the reasonable judgment of the Lender) the completion date of the Improvements past July 1, 1999 or (d) requires the prior approval of any applicable subdivision planning committee, architectural control committee or any other person or entity according to the terms of any restrictive covenants, zoning ordinances or other legal requirements which apply to the Property.

         7. The Borrower will prosecute the construction of the Improvements in accordance with the plans and specifications therefor, all applicable legal requirements and the Credit Documents, and with diligence and dispatch and without unreasonable cessation of work thereon, and will complete such construction before July 1,1999.

         8. The Borrower has obtained (or will obtain prior to receiving any funds under the Advance/Term Note) all necessary approvals of the Plans and Specifications from all subdivision planning committees or architectural control committees, if any, having jurisdiction over the Property and any other person or entity whose approval of the Plans and Specifications is required under any restrictions, zoning ordinances or other legal requirements applicable to the Property. All of the Plans and Specifications comply with all restrictions, zoning ordinances and other legal requirements applicable to the Property.

         9. As of the date hereof, the Borrower is in compliance with all terms, covenants and provisions of this Agreement and all other Credit Documents and no Default or Event of Default exists.

         10. By February 9, 1999, the Borrower shall have delivered to the Lender a written non-binding estimate of the time required to vacate the existing public utility easement over which a building on the Property is located. The Borrower will diligently prosecute the vacation of such easement and will use its best efforts to cause such vacation to be accomplished as soon as reasonably possible. Monthly during the prosecution of the vacation of the easement, and more often if requested by the Lender, the Borrower will provide a written status report to the Lender with reference to the vacation of the easement, and will notify the Lender of any changes to the estimated time required to accomplish the vacation.

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                            MISCELLANEOUS AGREEMENTS

         The Lender shall not be obligated to the Borrower to determine that any subcontractor has not breached any of its agreements with the Borrower, nor will the Lender for any reason assume (or be construed to have assumed) any of the obligations of the Borrower to any subcontractor or of any subcontractor to the Borrower.

         This Agreement constitutes the entire agreement of the parties, supersedes and cancels any prior understandings or written or oral agreements between the parties concerning the matters covered herein, including without limitation, advances hereunder, and can be modified or varied only by a written instrument subscribed to by all of the parties hereto; provided, however, that all written or oral representations made by the Borrower to the Lender with respect to the subject matter hereof shall survive the execution of this Agreement. The Lender has no commitment to lend sums to the Borrower other than as specifically set forth herein and in the other Credit Documents.

         If there are any conflicts or inconsistencies between this Agreement and any of the other Credit Documents, this Agreement shall prevail and control.

         This Agreement shall bind and benefit the parties hereto and their respective heirs, legal representatives, successors and assigns. However, any attempted assignment of any rights of the Borrower hereunder without the prior written consent of the Lender shall be void.

         Any notice, request or other communication required or permitted to be given hereunder shall be given in accordance with the terms of the Loan Agreement.

         If this letter correctly states your understanding of our agreements concerning the matters referred to herein, please indicate your acceptance hereof and agreement hereto by executing copies of this letter in the space provided below.

                  [Remainder of page intentionally left blank]

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         THIS CONSTRUCTION LOAN AGREEMENT, TOGETHER WITH ALL OTHER CREDIT
         DOCUMENTS, CONSTITUTES A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES TO IT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                         Very truly yours,

                                         CHASE BANK OF TEXAS,
                                          NATIONAL ASSOCIATION


                                         By: /s/ Cindy Matula
                                            ------------------------------------
                                         Name: Cindy Matula
                                              ----------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------

                                                                        "Lender"


AGREED TO AND ACCEPTED BY BORROWER:

SURREY, INC.
a Texas corporation


By: /s/ Mark van der Hagen
   ---------------------------------
Name: Mark van der Hagen
     -------------------------------
Title: Vice President Finance/CFO
      ------------------------------

                          "Borrower"


ATTACH:

Exhibit A - The Property
Exhibit B - Construction Request for Advance
Exhibit C - Application and Certificate for Payment